Exhibit 99.1

AMERISERV FINANCIAL ANNOUNCES NEW LABOR CONTRACT

JOHNSTOWN, Pa., -- AmeriServ Financial Bank, the banking subsidiary of AmeriServ Financial Inc. (NASDAQ: ASRV) and United Steelworkers (USW) Local 2635-06, have agreed to a new four-year contract. Unionized employees voted to accept the contract at a meeting held on Sunday, October 12, 2025, in Johnstown. This contract covers the workforce through October 16, 2029.

The timely ratification of the new contract is positive news for AmeriServ and the community, according to AmeriServ President & CEO Jeffrey Stopko. "This new agreement allows us to continue focusing on our banking for life strategy while enhancing our unique labor partnership to further develop our strategically important union business development initiatives. As an organization, we are committed to providing outstanding service to our customers and communities, including partnering with unions and union represented businesses to develop financial and investment opportunities.  All of our employees are working together to provide our shareholders, customers and the communities we serve with a positive banking experience today, tomorrow and into the future."

USW Local 2635-06 Unit President Bob Gilles agrees on the importance of the new contract to AmeriServ. "The approved agreement indicates to me that our membership believes in AmeriServ's continued commitment to being a leading community bank in our region while providing employees with good career opportunities."

Key financial terms of the new contract include annual wage increases of 4% for each of the first three years and 3% for the fourth year. Key provisions of existing health care coverage and retirement benefits remain unchanged for union employees.

About AmeriServ Financial

AmeriServ Financial, Inc. is the parent of AmeriServ Financial Bank, located in Johnstown, PA. The bank provides full-service banking and wealth management services through 16 community offices in southwestern Pennsylvania and Hagerstown, Maryland. The Company also operates loan production offices in Altoona and Monroeville, Pennsylvania. At June 30, 2025, AmeriServ had total assets of $1.45 billion and a book value of $6.71 per common share. AmeriServ Financial, Inc. is publicly traded on the NASDAQ stock exchange under the symbol ASRV.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. Such statements are not historical facts and include expressions about management's confidence, strategies, and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology, market conditions, dividend program, and future payment obligations. These statements may be identified by such forward-looking terminology as "continuing," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy," or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, changes in the financial markets, the level of inflation, and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; loan and investment prepayments differing from our assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; operational risks, including the risk of fraud by employees, customers or outsiders; unanticipated effects to our banking platform; and the inability to successfully implement or expand new lines of business or new products and services.  These forward-looking statements involve risks and uncertainties that could cause AmeriServ's results to differ materially from management's current expectations. Such risks and uncertainties are detailed in AmeriServ's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements are based on the beliefs and assumptions of AmeriServ's management and on currently available information. The statements in this press release are made as of the date of this press release, even if subsequently made available by AmeriServ on its website or otherwise. AmeriServ undertakes no responsibility to publicly update or revise any forward-looking statement.